  EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bloomios, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, John Bennett, Chief Financial Officer, of the Company, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

May 12, 2022	By:	/s/ John Bennett
John Bennett
Chief Financial Officer